SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549


                                  FORM 8-K


                               Current Report

   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of Earliest Event Reported) December 8, 1999


                       NETLOJIX COMMUNICATIONS, INC.
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           (Exact Name of Registrant as Specified in its Charter)



                                  Delaware
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               (State or Other Jurisdiction of Incorporation)



              0-27580                                  87-0378021
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       (Commission File Number)          (I.R.S. Employer Identification No.)



        501 Bath Street, Santa Barbara, California           93101
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         (Address of Principal Executive Offices)          (Zip Code)



                               (805) 884-6300
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            (Registrant's Telephone Number, Including Area Code)




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ITEM 5. OTHER EVENTS.

On December 8, 1999, NetLojix Communications, Inc. ("NetLojix") received formal notification from The Nasdaq Stock Market that NetLojix has been found to be in compliance with the net tangible assets/market capitalization/net income requirement and all requirements necessary for continued listing on The Nasdaq SmallCap Market(sm). The Listing Qualifications Panel hearing previously scheduled for Thursday, Dec. 9, and highlighted in NetLojix's Form 10-Q for the quarter ended September 30, 1999, was cancelled.

Attached as Exhibit 99.1 is NetLojix's press release regarding this notification.

ITEM 7: FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
EXHIBITS.

(c)   EXHIBITS.

      99.1     Press Release, dated December 8, 1999, of NetLojix.








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                                 SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                  NETLOJIX COMMUNICATIONS, INC.




Dated: December 14, 1999          By: /s/ ANTHONY E. PAPA
                                      ---------------------------
                                      Anthony E. Papa
                                      Chairman and Chief Executive
                                        Officer




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